EXHIBIT 99

MTBC Announces Closing of First Acquisition in 2016

Texas-Based Revenue Cycle Management Company, Gulf Coast Billing, Inc., Joins MTBC

SOMERSET, N.J., Feb. 17, 2016 (GLOBE NEWSWIRE) -- MTBC (Nasdaq:MTBC), a leading provider of proprietary, web-based electronic health records, practice management and mHealth solutions, today announced the acquisition of Gulf Coast Billing, Inc. (“GCB”), a revenue cycle management company based in the Houston, Texas area.

“By joining forces with MTBC, we can now provide our clients with an integrated technology and service solution that is unparalleled in the healthcare industry,” said Rhonda Turner, President and CEO of GCB.  Turner, who now serves as a director of business development for MTBC, added, “We are excited to be able to further expand our client base by drawing on our industry relationships and newly combined expertise and resources.”

“This acquisition presents MTBC with a strategic opportunity to expand our client base in desirable niche specialties and we expect to identify and close other complimentary acquisitions during 2016,” said Stephen Snyder, MTBC President.  He further stated, “We are privileged to have the opportunity to partner with GCB’s clients and to welcome Rhonda to our team.” He continued, “We look forward to leveraging our proprietary technology and combined team of experts to help GCB’s clients further increase revenues, reduce operating costs, and enhance workflows.”

GCB was founded by Rhonda Turner in 1998.  It expanded its client base beyond Texas in 2001 and currently serves more than one hundred practices across various specialties, with a particular focus on intraoperative neurophysiological monitoring (“IOM”) and surgery.  As part of the transaction, which closed on February 15, 2016, MTBC acquired substantially all of the assets of GCB, including customer contracts.

For more information on MTBC, visit www.mtbc.com.

About MTBC

Medical Transcription Billing, Corp. (“MTBC”) is a healthcare information technology company that provides a fully integrated suite of proprietary web-based solutions, together with related business services, to healthcare providers practicing in ambulatory care settings. Our integrated Software-as-a-Service (or SaaS) platform helps our customers increase revenues, streamline workflows and make better business and clinical decisions, while reducing administrative burdens and operating costs. MTBC's common stock trades on the NASDAQ Capital Market under the ticker symbol "MTBC," and its Series A Preferred Stock trades on the NASDAQ Capital Market under the ticker symbol "MTBCP."

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "plan", "potential", "predict", "project", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include, but are not limited to, the company's ability to manage growth; integrate acquisitions; effectively migrate and keep newly acquired customers and other important risks and uncertainties referenced and discussed under the heading titled "Risk Factors" in the Company's filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements contained in this press release are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Press Contact:
Amritpal Deol,
General Counsel
Medical Transcription Billing, Corp.
adeol@mtbc.com
Telephone: (732) 873-5133 x.141